EXHIBIT 10.1

PROVINCE OF BRITISH COLUMBIA Ministry of Energy Mines and Petroleum Resources

RECORD OF 4 POST CLAIM - MINERAL TENURE ACT

(Section 27)
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Mining Division	Tenure No.
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Gold Commissioner	Date of Record

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APPLICATION TO RECORD A 4 POST CLAIM

I, Stephen Kenwood, Name of Locator, 2073 149th Street, Surrey, British Columbia, V4A 8C4, (604) 535-8146, Client No. 134185, hereby apply for record of a 4 Post Claim for the location as outlined on the attached copy of mineral titles reference map No. 82L02E, in the Vernon Mining Division.

ACCESS

Describe how you gained access to the location, include reference to roads, trails, topographic features, permanent landmarks and a description of the legal post location.

Travel east on Highway 6 from Vernon to Cherryville. From Cherryville travel approximately 16 km. along Highway 6 to Monashee Creek. 3.7 km. further along Highway 6 LCP is located approximately 200 metres east of Highway 6 along power line.

GPS Co-ordinates taken of posts: Yes [ ] No [x] If yes, complete information chart on reverse.

TAG INFORMATION

I have securely fastened the metal identification tag embossed "LEGAL CORNER POST" to the legal corner post (or "witness post") and impressed this information on the tag:

TAG No. SF 244218 LEGAL CORNER POST
CLAIM NAME	GABI
LOCATOR	Stephen Kenwood
FMC No.	134185
DATE COMMENCED	March 13, 2002
TIME	10:15 a.m.
DATE COMPLETED	March 13, 2002
TIME	4:30 p.m.

Number of Claim Units
N 4 S__ E__W 5

IDENTIFICATION POSTS NOT PLACED WERE: 4N0W, 4N1W, 4N2W, 4N3W, 4N4W, 4N5W, 5W3N, 5W2N, 5W1N, 5W0N, 4W0N, 3W0N, 2W0N because deep heavy snow in valley and snow and ice on steep slopes to the west were treacherous.

If a witness post was placed for the legal corner post:

Bearing from witness post to true position of legal corner post is _______degrees at a distance of ______ metres.

NOTE: Legal Corner Post can be witnessed only if it was not feasible to place any posts.

ACKNOWLEGEMENT

I have complied with all the terms and conditions of the Mineral Tenure Act and Regulation pertaining to the location of 4 post claims and have attached a plan of the location on which the positions of the legal corner post and all other corner posts (and witness and identification post, if applicable) are indicated. The tag information supplied above is the identical information that I impressed upon the tag affixed to the applicable post when I located this claim and this information is true and correct.

/s/ "Stephen Kenwood"
Stephen Kenwood

Signature of Locator

SEAL

RECEIVED
SUB-RECORDER
VANCOUVER, BC
MAR. 20, 2002
Recording Stamp